Exhibit 99.2

View to Seek Stockholder Approval of Reverse Stock Split as Part of

NASDAQ Compliance Plan

MILPITAS, Calif. – February 16, 2023 – View, Inc. (Nasdaq: VIEW) (“View”) today announced that it plans to hold a special meeting of stockholders to seek approval of a reverse stock split of View’s Class A Common Stock, in order to regain compliance with the Nasdaq Listing Rules. The time, date, location (if any) and other details regarding the special meeting, including the reverse stock split ratio, will be communicated to stockholders at a later date, including via proxy materials which will be filed with, and subject to review by, the U.S. Securities and Exchange Commission (the “SEC”).

The reverse stock split would not affect any stockholder’s percentage ownership interests or proportionate voting power, except with respect to the treatment of any fractional shares to which a stockholder may be entitled. In addition, the reverse stock split would not affect the total number of shares of common stock that View is authorized to issue pursuant to its charter, unless View seeks stockholder approval to amend its charter accordingly. View’s Board of Directors reserves its right to elect not to proceed with the reverse stock split at any time prior to the date on which the charter amendment effecting the reverse stock split becomes effective, even if the reverse stock split receives stockholder approval at the special meeting, if the Board determines, in its sole discretion, that implementing a reverse stock split is no longer in the best interests of View and its stockholders.

About View

View is the leader in smart building technologies that transform buildings to improve human health and experience, reduce energy consumption and carbon emissions, and generate additional revenue for building owners. View Smart Windows use artificial intelligence to automatically adjust in response to outdoor conditions, eliminating the need for blinds and increasing access to natural light. Every View installation includes a cloud-connected smart building platform that can easily be extended to reimagine the occupant experience. View’s products are installed in offices, apartments, airports, hotels, and educational facilities. For more information, please visit: www.view.com.

Additional Information and Where to Find It

In connection with any reverse stock split, View will file a proxy statement to be distributed to holders of View’s common stock in connection with View’s solicitation of proxies for the vote by View’s stockholders with respect to a proposed reverse stock split and other matters as described therein. After a definitive proxy statement has been filed, View will mail the definitive proxy statement, when available, to its stockholders. The proxy statement will include information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies in connection with the proposed reverse stock split. View will also file other documents regarding the proposed reverse stock split with the SEC. Before making any voting decision, investors and security holders of View are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed reverse stock split as they become available because they will contain important information about the proposed reverse stock split.

Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by View through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by View may be obtained free of charge from View’s website at www.view.com or by written request to View at 195 South Milpitas Blvd., Milpitas, California 95035.

Participants in the Solicitation

View and its directors and officers may be deemed to be participants in the solicitation of proxies from View’s stockholders in connection with the proposed reverse stock split. Information about View’s directors and executive officers and their ownership of View’s securities is set forth in View’s filings with the SEC, including View’s Annual Report on Form 10-K for the year ended December 31, 2021. Additional information regarding the interests of persons who may be deemed participants in the proposed reverse stock split may be obtained by reading the proxy statement regarding the proposed reverse stock split when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed reverse stock split. This communication shall also not constitute an offer to sell or a solicitation of an offer to buy any securities of View, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release and certain materials View files with the SEC, as well as information included in oral statements or other written statements made or to be made by View, other than statements of historical fact, contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements are based on current expectations, estimates, assumptions, projections, and management’s beliefs, that are subject to change. There can be no assurance that these forward-looking statements will be achieved; these statements are not guarantees of future performance and are subject to certain risks, uncertainties, and other factors, many of which are beyond View’s control and are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. View’s business is subject to a number of risks which are described more fully in View’s Annual Report on Form 10-K for the year ended December 31, 2021, and its subsequent Quarterly Reports on Form 10-Q. View undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

The effect of a reverse stock split on the per share trading price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. While we expect that a reverse stock split would increase the trading price of our Class A Common Stock, there can be no assurance that we will be able to regain compliance with the minimum bid price requirement or maintain compliance with the other Nasdaq listing standards. It is possible that the per share trading price of our common stock after a reverse stock split would not increase in the same proportion as the reduction in the number of our outstanding shares of common stock following the reverse stock split or at all, and a reverse stock split may not result in a per share trading price that would attract investors who do not trade in lower priced stocks. We cannot assure you that, if a reverse stock split is implemented, our common stock will be more attractive to investors. If we implement a reverse stock split, the per share trading price of our common stock may decrease due to factors unrelated to the reverse stock split, including our future performance. If a reverse stock split is consummated and the per share trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split.

A reverse stock split may decrease the liquidity of our common stock and result in higher transaction costs. The liquidity of our common stock may be negatively impacted by a reverse stock split, given the reduced number of shares that would be outstanding after the reverse stock split, particularly if the per share trading price does not increase as a result of the reverse stock split. In addition, if a reverse stock split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock.

For further information about View, Inc. please contact:

Samuel Meehan

View, Inc.

IR@View.com

408-493-1358